UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a)

of the Securities Exchange Act of 1934

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☐ Preliminary Proxy Statement	☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒ Definitive Proxy Statement
☐ Definitive Additional Materials
☐ Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

CUTERA, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)	Title of each class of securities to which transaction applies:

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NOTICE OF

2005 ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON JUNE 8, 2005

To our Stockholders:

You are cordially invited to attend the 2005 Annual Meeting of Stockholders of Cutera, Inc. (the “Company”). The meeting will be held at our principal executive offices located at 3240 Bayshore Blvd., Brisbane, California 94005-1021 on Wednesday, June 8, 2005, for the following purposes:

1.	To elect two Class I directors to each serve for a three-year term that expires at the 2008 Annual Meeting of Stockholders and until their successors have been duly elected and qualified;

2.	To ratify the appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2005; and

3.	To transact such other business as may properly come before the Annual Meeting, including any motion to adjourn to a later date to permit further solicitation of proxies, if necessary, or before any adjournment thereof.

The foregoing items of business are more fully described in the proxy statement accompanying this Notice.

The meeting will begin promptly at 12:00 p.m., local time, and check-in will begin at 11:30 a.m., local time. Only holders of record of shares of our common stock (Nasdaq: CUTR) at the close of business on April 11, 2005 will be entitled to notice of, and to vote at, the meeting and any postponements or adjournments of the meeting.

For a period of at least 10 days prior to the meeting, a complete list of stockholders entitled to vote at the meeting will be available and open to the examination of any stockholder for any purpose relating to the Annual Meeting during normal business hours at our principal executive offices located at 3240 Bayshore Blvd., Brisbane, California 94005-1021.

By order of the Board of Directors,

Kevin P. Connors

President and Chief Executive Officer

Brisbane, California

May 10, 2005

YOUR VOTE IS IMPORTANT!

REGARDLESS OF WHETHER YOU PLAN TO ATTEND THE MEETING, PLEASE PROMPTLY VOTE BY TELEPHONE OR COMPLETE, SIGN, DATE, AND RETURN THE ENCLOSED PROXY CARD IN THE ACCOMPANYING POSTAGE-PAID ENVELOPE. NO ADDITIONAL POSTAGE IS NECESSARY IF THE PROXY IS MAILED IN THE UNITED STATES OR CANADA. YOU MAY REVOKE YOUR PROXY AT ANY TIME BEFORE IT IS VOTED AT THE MEETING.

Page
QUESTIONS AND ANSWERS REGARDING THIS SOLICITATION AND VOTING AT THE ANNUAL MEETING	1

Why I am receiving these proxy materials?	1
What is the purpose of the annual meeting?	1
Who is entitled to attend the meeting?	1
Who is entitled to vote at the meeting?	2
How many shares must be present or represented to conduct business at the meeting (that is, what constitutes a quorum)?	2
What items of business will be voted on at the meeting?	2
How does the Board of Directors recommend that I vote?	2
What shares can I vote at the meeting?	2
What is the difference between holding shares as a stockholder of record and as a beneficial owner?	2
How can I vote my shares without attending the meeting?	3
How can I vote my shares in person at the meeting?	3
Can I change my vote?	3
Is my vote confidential?	3
What vote is required to approve each item and how are votes counted?	3
What is a “broker non-vote”?	4
How are “broker non-votes” counted?	4
How are abstentions counted?	4
What happens if additional matters are presented at the meeting?	4
Who will serve as inspector of election?	5
What should I do in the event that I receive more than one set of proxy/voting materials?	5
Who is soliciting my vote and who will bear the costs of this solicitation?	5
Where can I find the voting results of the meeting?	5
What is the deadline to propose actions for consideration at next year’s annual meeting of stockholders or to nominate individuals to serve as directors?	5

STOCK OWNERSHIP	7

Security Ownership of Certain Beneficial Owners and Management	7
Compliance with Section 16(a) Filing Requirements	8

CORPORATE GOVERNANCE AND BOARD MATTERS	9

Director Independence	9
Committees of the Board	9
Meetings Attended by Directors	9
Director Nominees	10
Director Compensation	11
Code of Ethics	11
Compensation Committee Interlocks and Insider Participation	11
Certain Relationships and Related Transactions	12
Family Relationships	12
Communications with the Board by Stockholders	12

REPORT OF THE AUDIT COMMITTEE	13

REPORT OF THE COMPENSATION COMMITTEE	15

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ii

PROXY STATEMENT

FOR

2005 ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON JUNE 8, 2005

The Board of Directors of Cutera, Inc., a Delaware corporation, is soliciting the enclosed proxy from you. The proxy will be used at our 2005 Annual Meeting of Stockholders to be held on Wednesday, June 8, 2005, beginning at 12:00 p.m., local time, at our principal executive offices located at 3240 Bayshore Blvd., Brisbane, California 94005-1021, and at any postponements or adjournments thereof. This proxy statement contains important information regarding the meeting. Specifically, it identifies the matters upon which you are being asked to vote, provides information that you may find useful in determining how to vote and describes the voting procedures.

In this proxy statement: the terms “we”, “our”, “Cutera” and the “Company” each refer to Cutera, Inc.; the term “Board” means our Board of Directors; the term “proxy materials” means this proxy statement, the enclosed proxy card, and our Annual Report on Form 10-K for the year ended December 31, 2004, filed with the U.S. Securities and Exchange Commission on March 25, 2005; and the term “Annual Meeting” means our 2005 Annual Meeting of Stockholders.

We are sending these proxy materials on or about May 10, 2005, to all stockholders of record at the close of business on April 11, 2005 (the “Record Date”).

QUESTIONS AND ANSWERS REGARDING THIS SOLICITATION

AND VOTING AT THE ANNUAL MEETING

Why am I receiving these proxy materials?	You are receiving these proxy materials from us because you were a stockholder of record at the close of business on the Record Date (which was April 11, 2005). As a stockholder of record, you are invited to attend the meeting and are entitled to and requested to vote on the items of business described in this proxy statement.

What is the purpose of the annual meeting?	At our meeting, stockholders of record will vote upon the items of business outlined in the notice of meeting (on the cover page of this proxy statement), each of which is described more fully in this proxy statement. In addition, management will report on the performance of the Company and respond to questions from stockholders.

Who is entitled to attend the meeting?	You are entitled to attend the meeting only if you were a Cutera stockholder (or joint holder) of record as of the close of business on April 11, 2005, or if you hold a valid proxy for the meeting. You should be prepared to present photo identification for admittance.

Please also note that if you are not a stockholder of record but hold shares in street name (that is, through a broker or nominee), you will need to provide proof of beneficial ownership as of the Record Date, such as your most recent brokerage account statement, a copy of the voting instruction card provided by your broker, trustee or nominee, or other similar evidence of ownership.

The meeting will begin promptly at 12:00 p.m., local time. Check-in will begin at 11:30 a.m., local time.

Who is entitled to vote at the meeting?	Only stockholders who owned our common stock at the close of business on the Record Date are entitled to notice of and to vote at the meeting, and at any postponements or adjournments thereof.

As of the Record Date, 11,280,244 shares of our common stock were outstanding. Each outstanding share of our common stock entitles the holder to one vote on each matter considered at the meeting. Accordingly, there are a maximum of 11,280,244 votes that may be cast at the meeting.

How many shares must be present or represented to conduct business at the meeting (that is, what constitutes a quorum)?	The presence at the meeting, in person or by proxy, of the holders of a majority of the shares of our common stock entitled to vote at the meeting will constitute a quorum. A quorum is required to conduct business at the meeting. The presence of the holders of our common stock representing at least 5,640,123 votes will be required to establish a quorum at the meeting. Both abstentions and broker non-votes are counted for the purpose of determining the presence of a quorum.

What items of business will be voted on at the meeting?	The items of business scheduled to be voted on at the meeting are as follows:
1. the election of two nominees to serve as Class I directors on our Board; and

2. the ratification of the appointment of our independent registered public accounting firm for the 2005 fiscal year.

These proposals are described more fully below in this proxy statement. As of the date of this proxy statement, the only business that our Board intends to present or knows of that others will present at the meeting is as set forth in this proxy statement. If any other matter or matters are properly brought before the meeting, it is the intention of the persons who hold proxies to vote the shares they represent in accordance with their best judgment.

How does the Board recommend that I vote?	Our Board recommends that you vote your shares “FOR” each of the director nominees and “FOR” the ratification of our independent registered public accounting firm for the 2005 fiscal year.

What shares can I vote at the meeting?	You may vote all shares owned by you as of the Record Date, including (1) shares held directly in your name as the stockholder of record, and (2) shares held for you as the beneficial owner through a broker, trustee or other nominee such as a bank.

What is the difference between holding shares as a stockholder of record and as a beneficial owner?

Most Cutera stockholders hold their shares through a broker or other nominee rather than directly in their own name. As summarized below, there are some distinctions between shares held of record and those owned beneficially.

Stockholders of Record. If your shares are registered directly in your name with our transfer agent, Computershare Trust Company, Inc., you are considered, with respect to those shares, the stockholder of record, and these proxy materials are being sent directly to you by us. As the stockholder of record, you have the right to grant your voting proxy directly to Cutera or to vote in person at the meeting. We have enclosed a proxy card for you to use.

Beneficial Owner. If your shares are held in a brokerage account or by another nominee, you are considered the beneficial owner of shares held in street name, and these proxy materials are being forwarded to you together with a voting instruction card. As the beneficial owner, you have the right to direct your broker, trustee or nominee how to vote and are also invited to attend the meeting. Please note that since a beneficial owner is not the stockholder of record, you may not vote these shares in person at the meeting unless you obtain a “legal proxy” from the broker, trustee or nominee that holds your shares, giving you the right to vote the shares at the meeting. Your broker, trustee or nominee has enclosed or provided voting instructions for you to use in directing the broker, trustee or nominee how to vote your shares.

How can I vote my shares without attending the meeting?	Whether you hold shares directly as the stockholder of record or beneficially in street name, you may direct how your shares are voted without attending the meeting. Stockholders of record of our common stock may submit proxies by completing, signing and dating their proxy cards and mailing them in the accompanying pre-addressed envelope. Cutera stockholders who hold shares beneficially in street name may vote by mail by completing, signing and dating the voting instruction cards provided by the broker, trustee or nominee and mailing them in the accompanying pre-addressed envelope.

How can I vote my shares in person at the meeting?	Shares held in your name as the stockholder of record may be voted in person at the meeting. Shares held beneficially in street name may be voted in person only if you obtain a legal proxy from the broker, trustee or nominee that holds your shares giving you the right to vote the shares. Even if you plan to attend the meeting, we recommend that you also submit your proxy card or voting instructions as described above so that your vote will be counted if you later decide not to, or are unable to, attend the meeting.

Can I change my vote?	You may change your vote at any time prior to the vote at the meeting. If you are the stockholder of record, you may change your vote by granting a new proxy bearing a later date (which automatically revokes the earlier proxy), by providing a written notice of revocation to our Secretary prior to your shares being voted, or by attending the meeting and voting in person. Attendance at the meeting will not cause your previously granted proxy to be revoked unless you specifically so request.

For shares you hold beneficially in street name, you may change your vote by submitting new voting instructions to your broker, trustee or nominee, or, if you have obtained a legal proxy from your broker, trustee or nominee giving you the right to vote your shares, by attending the meeting and voting in person.

Is my vote confidential?	Proxy instructions, ballots and voting tabulations that identify individual stockholders are handled in a manner that protects your voting privacy. Your vote will not be disclosed either within Cutera or to third parties, except: (1) as necessary to meet applicable legal requirements, (2) to allow for the tabulation of votes and certification of the vote, and (3) to facilitate a successful proxy solicitation. Occasionally, stockholders provide written comments on their proxy card, which are then forwarded to Cutera management.

What vote is required to approve each item and how are votes counted?	The vote required to approve each item of business and the method for counting votes is set forth below:

Election of Directors. The two director nominees receiving the highest number of affirmative “FOR” votes at the meeting (a plurality of votes cast) will be elected to serve as Class I directors. You may vote either “FOR” or “WITHHOLD” your vote for the director nominees. A properly executed proxy marked “WITHHOLD” with respect to the election of one or more directors will not be voted with respect to the director or directors indicated, although it will be counted for purposes of determining whether there is a quorum.

         Ratification of Independent Auditors. For the ratification of the appointment of our independent registered public accounting firm, the affirmative “FOR” vote of a majority of the shares represented in person or by proxy and entitled to vote on the item will be required for approval. You may vote “FOR,” “AGAINST” or “ABSTAIN” for these items of business. If you “ABSTAIN,” your abstention has the same effect as a vote “AGAINST.”

If you provide specific instructions with regard to certain items, your shares will be voted as you instruct on such items. If you sign your proxy card or voting instruction card without giving specific instructions, your shares will be voted in accordance with the recommendations of the Board (“FOR” all of the Company’s nominees to the Board and “FOR” ratification of the independent registered public accounting firm, and in the discretion of the proxy holders on any other matters that properly come before the meeting).

What is a “broker non-vote”?	Under the rules that govern brokers who have record ownership of shares that are held in street name for their clients, who are the beneficial owners of the shares, brokers have the discretion to vote such shares on routine matters. The election of directors and the ratification of the appointment of an independent registered public accounting firm are considered routine matters. Therefore, if you do not otherwise instruct your broker, the broker may turn in a proxy card voting your shares “FOR” all of the Company’s nominees to the Board and “FOR” ratification of the independent registered public accounting firm. A “broker non-vote” occurs when a broker expressly instructs on a proxy card that it is not voting on a matter, whether routine or non-routine.

How are “broker non-votes” counted?	Broker non-votes will be counted for the purpose of determining the presence or absence of a quorum for the transaction of business, but they will not be counted in tabulating the voting result for any particular proposal.

How are abstentions counted?	If you return a proxy card that indicates an abstention from voting on all matters, the shares represented will be counted for the purpose of determining both the presence of a quorum and the total number of votes cast with respect to a proposal (other than the election of directors), but they will not be voted on any matter at the meeting. In the absence of controlling precedent to the contrary, we intend to treat abstentions in this manner. Accordingly, abstentions will have the same effect as a vote “AGAINST” a proposal.

What happens if additional matters are presented at the meeting?	Other than the two proposals described in this proxy statement, we are not aware of any other business to be acted upon at the meeting. If you grant a proxy, the persons named as proxy holders, Kevin P. Connors (our President and Chief Executive Officer) and Ronald J. Santilli (our Chief Financial Officer and Vice President of Finance and Administration), will have the discretion to vote your shares on any additional matters properly presented for a vote at the meeting. If, for any unforeseen reason, any of our nominees is not available as a candidate for director, the persons named as proxy holders will vote your proxy for such other candidate or candidates as may be nominated by our Board.

Who will serve as inspector of election?	We expect a representative of Computershare Trust Company, Inc., our transfer agent, to tabulate the votes and act as inspector of election at the meeting.

What should I do in the event that I receive more than one set of proxy/voting materials?	You may receive more than one set of these proxy solicitation materials, including multiple copies of this proxy statement and multiple proxy cards or voting instruction cards. For example, if you hold your shares in more than one brokerage account, you may receive a separate voting instruction card for each brokerage account in which you hold shares. In addition, If you are a stockholder of record and your shares are registered in more than one name, you may receive more than one proxy card. Please complete, sign, date and return each Cutera proxy card and voting instruction card that you receive to ensure that all your shares are voted.

Who is soliciting my vote and who will bear the costs of this solicitation?	Your vote is being solicited on behalf of the Board, and the Company will bear the entire cost of solicitation of proxies, including preparation, assembly, printing and mailing of this proxy statement. In addition to these mailed proxy materials, our directors and employees may also solicit proxies in person, by telephone, by electronic mail or by other means of communication. Directors and employees will not be paid any additional compensation for soliciting proxies. We may reimburse brokerage firms, banks and other agents for the cost of forwarding proxy materials to beneficial owners. We may also engage the services of a professional proxy solicitation firm to aid in the solicitation of proxies from certain brokers, bank nominees and other institutional owners. Our costs for such services, if retained, will not be material.

Where can I find the voting results of the meeting?	We intend to announce preliminary voting results at the meeting and publish final results in our quarterly report on Form 10-Q for the second quarter of fiscal 2005.

What is the deadline to propose actions for consideration at next year’s annual meeting of stockholders or to nominate individuals to serve as directors?	As a stockholder, you may be entitled to present proposals for action at a future meeting of stockholders, including director nominations.

Stockholder Proposals: For a stockholder proposal to be considered for inclusion in the Cutera proxy statement for the annual meeting to be held in 2006, the written proposal must be received by the Secretary of Cutera at our principal executive offices no later than January 10, 2006. If the date of next year’s annual meeting is moved more than 30 days before or after the anniversary date of this year’s annual meeting, the deadline for inclusion of proposals in the Cutera proxy statement is instead a reasonable time before Cutera begins to print and mail its proxy materials. Such proposals also must comply with the requirements of Rule 14a-8 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and any other applicable rules established by the U.S. Securities and Exchange Commission (the “SEC”). Proposals should be addressed to:

Secretary Cutera, Inc. 3240 Bayshore Blvd. Brisbane, California 94005-1021

Nomination of Director Candidates: You may propose director candidates for consideration by our Board. Any such recommendations should include the nominee’s name and qualifications for Board membership and should be directed to the Secretary of Cutera at the address of our principal executive offices set forth above. In addition, our Bylaws permit stockholders to nominate directors for election at an annual meeting of stockholders. To nominate a director, the stockholder must provide the information required by the Bylaws of Cutera, as well as a statement by the nominee consenting to being named as a nominee and to serve as a director if elected. In addition, the stockholder must give timely notice to the Secretary of Cutera in accordance with the provisions of our Bylaws, which require that the notice be received by the Secretary of Cutera no later than January 10, 2006.

Copy of Bylaw Provisions: You may contact the Secretary of Cutera at our principal executive offices for a copy of the relevant bylaw provisions regarding the requirements for making stockholder proposals and nominating director candidates.

STOCK OWNERSHIP

Security Ownership of Certain Beneficial Owners and Management

The following table provides information relating to the beneficial ownership of our common stock as of the Record Date, by:

•	each stockholder known by us to own beneficially more than 5% of our common stock;

•	each of our executive officers named in the Summary Compensation Table on page 22 (our Chief Executive Officer and our four other most highly compensated executive officers);

•	each of our directors; and

•	all of our directors and executive officers as a group.

The number of shares beneficially owned by each entity, person, director or executive officer is determined in accordance with the rules of the SEC, and the information is not necessarily indicative of beneficial ownership for any other purpose. Under such rules, beneficial ownership includes any shares over which the individual has the sole or shared voting power or investment power and any shares that the individual has the right to acquire within 60 days of April 11, 2005 (the Record Date) through the exercise of any stock option or other right. The number and percentage of shares beneficially owned is computed on the basis of 11,280,244 shares of our common stock outstanding as of the Record Date. The information in the following table regarding the beneficial owners of more than 5% of the our common stock is based upon information supplied by principal stockholders or Schedules 13D and 13G filed with the SEC.

Shares of our common stock that a person has the right to acquire within 60 days of the Record Date are deemed outstanding for purposes of computing the percentage ownership of the person holding such rights, but are not deemed outstanding for purposes of computing the percentage ownership of any other person, except with respect to the percentage ownership of all directors and executive officers as a group. The address for those persons for which an address is not otherwise provided is c/o Cutera, Inc., 3240 Bayshore Blvd., Brisbane, California 94005-1021.

Name and Address of Beneficial Owner	Number of Shares Outstanding	Warrants and Options Exercisable within 60 days	Approximate Percent Owned
Entities affiliated with MedVenture Associates(1) 5980 Horton Street, Suite 390 Emeryville, CA 94608	2,375,792	0	21.1%
Annette J. Campbell-White(1)	2,375,792	10,000	21.1%
David B. Apfelberg	25,000	30,000	*
Kevin P. Connors	280,732	900,000	9.7%
David A. Gollnick	257,827	408,244	5.7%
Guy P. Nohra	1,737	10,000	*
W. Mark Lortz	2,285	0	*
Jerry P. Widman	0	10,000	*
Timothy J. O’Shea	0	10,000	*
Ronald J. Santilli	0	143,177	1.3%
Kathleen A. Maynor	0	74,500	*
Michael J. Levernier	228,252	254,306	4.2%
John J. Connors	33,083	59,624	*
All directors and executive officers as a group (12 persons)	3,204,708	1,850,227	38.5%

*	Less than 1%.
(1)	Includes 2,339,683 shares held by MedVenture Associates III, LP. and 36,109 shares directly held by Annette J. Campbell-White. Ms. Campbell-White is a member of MedVentures Associates Management III Co., LLC, which is the general partner of MedVenture Associates III, LP. Ms. Campbell-White disclaims beneficial ownership of these shares except to the extent of her pecuniary interest therein. Ms. Campbell-White and Mr. George Choi, both general partners of MedVenture Associates III, LP., share voting and investment control in MedVenture Associates III, LP.

Compliance with Section 16(a) Filing Requirements

Section 16(a) of the Exchange Act requires our directors, officers and beneficial owners of more than 10% of our common stock to file reports of ownership and reports of changes in the ownership with the SEC. Such persons are required by SEC regulations to furnish us with copies of all Section 16(a) forms they file.

Based solely on our review of the copies of such forms received by us, or written representations from reporting persons that no Forms 3, 4 or 5 were required of such persons, we believe that during our fiscal year ended December 31, 2004, all reports were timely filed, with the exceptions noted herein. One late Form 4 report was filed by David A. Gollnick on August 5, 2004 to report the grant of an option to purchase 10,000 shares of our common stock that occurred on July 20, 2004. One late Form 4 report was filed by Michael J. Levernier on August 5, 2004 to report the grant of an option to purchase 10,000 shares of our common stock that occurred on July 20, 2004. One late Form 4 report was filed by Ronald J. Santilli on August 5, 2004 to report the grant of an option to purchase 10,000 shares of our common stock that occurred on July 20, 2004. One late Form 4 report was filed by Kathleen A. Maynor on August 5, 2004 to report the grant of an option to purchase 10,000 shares of our common stock that occurred on July 20, 2004. One late Form 4 report was filed by Kevin P. Connors on November 16, 2004 to report the sale of 3,000 shares of our common stock that occurred on November 11, 2004. One late Form 4 report was filed by David A. Gollnick on November 19, 2004 to report the sale of 7,000 shares of our common stock that occurred on November 11, 2004.

CORPORATE GOVERNANCE AND BOARD MATTERS

Director Independence

Our Board consists of eight directors. The Company’s directors are Kevin P. Connors, David A. Gollnick, Timothy J. O’Shea, Guy P. Nohra, David B. Apfelberg, W. Mark Lortz, Jerry P. Widman, and Annette J. Campbell-White. Our Board has determined that each of the directors other than Annette J. Campbell-White, Kevin P. Connors, the Company’s President and Chief Executive Officer, and David A. Gollnick the Company’s Vice President of Research and Development, satisfy the current “independent director” standards established by rules of The Nasdaq Stock Market, Inc. (“Nasdaq”).

Committees of the Board

Our Board has two standing committees: the Audit Committee and the Compensation Committee. From time to time, our Board may also create various ad hoc committees for special purposes. The membership during the last fiscal year and the function of each of the committees are described below.

Name of Director	Audit Committee		Compensation Committee
Non-Employee Directors:
Jerry P. Widman	X	*	X
Timothy J. O’Shea	X
W. Mark Lortz	X
Guy P. Nohra			X
David B. Apfelberg			X
Annette J. Campbell-White
Employee Directors:
Kevin P. Connors
David A. Gollnick
Number of Meetings Held During the Last Fiscal Year	3		1

X	= Committee member
*	= Chairman of Committee

Audit Committee. The Audit Committee oversees the Company’s accounting and financial reporting processes and the audits of its financial statements. In this role, the Audit Committee monitors and oversees the integrity of the Company’s financial statements and related disclosures, the qualifications, independence, and performance of the Company’s independent auditor, and the Company’s compliance with applicable legal requirements and its business conduct policies. Our Board has determined that each member of the Audit Committee meets the independence and financial literacy requirements of the Nasdaq rules and the independence requirements of the SEC. Our Board has determined that Jerry P. Widman continues to qualify as an “audit committee financial expert,” as defined in SEC rules. The Audit Committee has a written charter, which was adopted by our Board in January 2004. A copy of the charter is attached as Appendix A to this proxy statement. The report of the Audit Committee appears on page 13 of this proxy statement.

Compensation Committee. The Compensation Committee, together with the Board, establishes compensation for the Chief Executive Officer and the other executive officers and administers the 2004 Equity Incentive Plan, the 2004 Employee Stock Purchase Plan, and the 1998 Stock Plan. The Compensation Committee has a written charter, which was adopted by our Board in January 2004. A copy of the charter is attached as Appendix B to this proxy statement. The report of the Compensation Committee appears beginning on page 15 of this proxy statement.

Meetings Attended by Directors

The Board held five meetings during 2004. Since our initial public offering in March 2004, the Audit Committee held three meetings and the Compensation Committee held one meeting. No director attended fewer than 75% of the meetings of the Board or committee(s) on which he or she served during 2004.

The directors of the Company are encouraged to attend the Company’s annual meeting of stockholders. The Company has not previously held an annual meeting of stockholders since it became subject to the Exchange Act.

Director Nominees

Nominations. Our Board does not currently have a nominating committee or other committee performing a similar function nor do we have any formal written policies outlining the factors and process relating to the selection of nominees for consideration for Board membership by the full Board and the stockholders. Our Board has adopted resolutions in accordance with the Nasdaq Marketplace Rules authorizing a majority of its independent members to recommend qualified nominees for consideration by the full Board. Our Board believes that it is appropriate for us to not have a standing nominating committee because of a number of factors, including the number of independent directors who want to participate in consideration of candidates for membership on the Board. Our Board consists of eight members, five of whom are independent. Our Board considered forming a nominations committee consisting of several of the independent members of our Board. Forming a committee consisting of less than all of the independent members was unattractive because it would have omitted the other independent members of our Board who wanted to participate in considering qualified candidates for Board membership. Since our Board desired the participation in the nominations process of all of its independent members, it therefore decided not to form a committee and authorized a majority of the independent members of our Board to make and consider nominations for Board membership. The independent members of our Board do not have a nominating committee charter, but act pursuant to Board resolutions as described above. Each of the members of our Board authorized to recommend nominees to the full Board is independent within the meaning of the current “independent director” standards established by Nasdaq’s rules. Our Board intends to review this matter periodically, and may in the future elect to designate a formal nominations committee. Each member of our Board has historically participated in the consideration of director nominees.

Director Qualifications. While the independent members of our Board have not established specific minimum qualifications for director candidates, the candidates for Board membership should have the highest professional and personal ethics and values, and conduct themselves consistent with our Code of Ethics. While the independent members of the Board have not formalized specific minimum qualifications they believe must be met by a candidate to be recommended by the independent members, the independent members of the Board believe that candidates and nominees must reflect a Board that is comprised of directors who (i) have broad and relevant experience, (ii) are predominantly independent, (iii) are of high integrity, (iv) have qualifications that will increase overall Board effectiveness and enhance long-term stockholder value, and (v) meet other requirements as may be required by applicable rules, such as financial literacy or financial expertise with respect to Audit Committee members.

Stockholder Nominations and Recommendations. As described above in the Question and Answer section of this proxy statement under “What is the deadline to propose actions for consideration at next year’s annual meeting of stockholders or to nominate individuals to serve as directors?,” our Bylaws set forth the procedure for the proper submission of stockholder nominations for membership on our Board. In addition, the independent members of our Board may consider properly submitted stockholder recommendations (as opposed to formal nominations) for candidates for membership on the Board. A stockholder may make such a recommendation by submitting the following information to our Secretary at 3240 Bayshore Blvd., Brisbane, California 94005-1021: the candidate’s name, home and business contact information, detailed biographical data, relevant qualifications, professional and personal references, information regarding any relationships between the candidate and Cutera within the last three years and evidence of ownership of Cutera stock by the recommending stockholder.

Identifying and Evaluating Director Nominees. Typically new candidates for nomination to the Board are suggested by existing directors or by our executive officers, although candidates may initially come to our attention through professional search firms, stockholders or other persons. The independent members of the Board shall carefully review the qualifications of any candidates who have been properly brought to its attention. Such a review may, in the Board’s discretion, include a review solely of information provided to the Board or may also include discussion with persons familiar with the candidate, an interview with the candidated or other actions that the Board deems proper. The Board shall consider the suitability of each candidate, including the current members of the Board, in light of the current size and composition of the Board. In evaluating the qualifications of the candidates, the independent members of the Board considers many factors, including, issues of character, judgment, independence, age, expertise, diversity of experience, length of service, and other commitments. The Board evaluates such factors, among others, and does not assign any particular weighting or priority to any of these factors. Candidates properly recommended by stockholders are evaluated by the independent directors using the same criteria as other candidates.

Director Compensation

Our non-employee directors are paid $5,000 for each regular board meeting and $1,500 for each regular committee meeting that they attend. The Chairman of the Audit Committee also receives an annual $10,000 retainer. The Chairman of the Compensation Committee, when and if appointed as such position is currently vacant, will also receive an annual $5,000 retainer.

We have in the past granted directors options to purchase our common stock pursuant to the terms of our 1998 Stock Plan, which has been replaced with our 2004 Equity Incentive Plan. Non-employee directors may receive additional cash compensation from time to time as the Board may determine.

Our 2004 Equity Incentive Plan also provides for the automatic grant of options to our non-employee directors. Each non-employee director appointed to the Board receives an initial option to purchase 30,000 shares of common stock upon such appointment. In addition, beginning in 2005, non-employee directors who have been directors for at least the preceding six months will receive a subsequent option to purchase 10,000 shares of our common stock immediately following each annual meeting of our stockholders. All options granted under the automatic grant provisions will have a term of ten years and an exercise price equal to fair market value on the date of grant. Each option to purchase 30,000 shares will become exercisable as to one-third of the shares subject to the option on each anniversary of its date of grant, provided the non-employee director remains a director on such dates. Each option to purchase 10,000 shares will become exercisable as to 100% of the shares subject to the option on the third anniversary of its date of grant, provided the non-employee director remains a director on such date.

Code of Ethics

Cutera is committed to maintaining the highest standards of business conduct and ethics. Our Code of Ethics (the “Code”) reflects our values and the business practices and principles of behavior that support this commitment. The Code satisfies SEC rules for a “code of ethics” required by Section 406 of the Sarbanes-Oxley Act of 2002, as well as the Nasdaq listing standards requirement for a “code of conduct.” The Code is an Exhibit to our Form 8-K filed with the SEC on April 29, 2004 and is available on the Company’s website at www.cutera.com under “Company—Investor Relations—Corporate Governance.” We will post any amendment to the Code, as well as any waivers that are required to be disclosed by the rules of the SEC or the Nasdaq, on our website.

Compensation Committee Interlocks and Insider Participation

No member of our Compensation Committee nor any executive officer of Cutera has a relationship that would constitute an interlocking relationship with executive officers or directors of another entity. No Compensation Committee member is an officer or employee of Cutera.

Certain Relationships and Related Transactions

In the Company’s last fiscal year, there has not been nor is there currently proposed any transaction or series of similar transactions to which the Company was or is to be a party in which the amount involved exceeds $60,000 and in which any director, executive officer, holder of more than 5% of our common stock or any member of their immediate families had or will have a direct or indirect material interest.

Family Relationships

John J. Connors, our Vice President of North American Sales, is the brother of Kevin P. Connors, our President, Chief Executive Officer and Director. There are no other family relationships among any of our directors or executive officers.

Communications with the Board by Stockholders

Stockholders wishing to communicate with the Board or with an individual Board member concerning the Company may do so by writing to the Board or to the particular Board member, and mailing the correspondence to: Attention: Board of Directors, c/o Secretary, Cutera, Inc., 3240 Bayshore Blvd., Brisbane, California 94005-1021. The envelope should indicate that it contains a stockholder communication. All such stockholder communications will be forwarded to the director or directors to whom the communications are addressed.

REPORT OF THE AUDIT COMMITTEE1

The Audit Committee of the Board of Directors is comprised solely of independent directors (as defined by Nasdaq rules) and who were all appointed by the Board of Directors. The Audit Committee operates pursuant to a written charter adopted by the Board of Directors, a copy of which is attached to this proxy statement. The Audit Committee reviews and assesses the adequacy of its charter on an annual basis. As more fully described in the charter, the purpose of the Audit Committee is to provide general oversight of Cutera’s financial reporting, integrity of financial statements, internal controls and internal audit functions. The Audit Committee has authority to retain outside legal, accounting or other advisors as its deems necessary to carry out its duties and to require Cutera to pay for such expenditures.

The Audit Committee monitors Cutera’s external audit process, including the scope, fees, auditor independence matters and the extent to which the independent registered public accounting firm may be retained to perform non-audit services. The Audit Committee has responsibility for the appointment, compensation, retention and oversight of Cutera’s independent registered public accounting firm. The Audit Committee also reviews the results of the external audit work with regard to the adequacy and appropriateness of Cutera’s financial, accounting and internal controls. In addition, the Audit Committee generally oversees Cutera’s internal compliance programs. The Audit Committee members are not professional accountants or auditors, and their functions are not intended to duplicate or to certify the activities of management and the independent registered public accounting firm, nor can the Audit Committee certify that the independent registered public accounting firm is “independent” under applicable rules.

The Audit Committee provides advice, counsel and direction to management and the registered public accounting firm on matters for which it is responsible based on the information it receives from management and the registered public accounting firm and the experience of its members in business, financial and accounting matters.

Management is responsible for the preparation and integrity of Cutera’s financial statements, accounting and financial reporting principles, and internal controls and procedures designed to ensure compliance with accounting standards, applicable laws and regulations.

Cutera’s independent registered public accounting firm, PricewaterhouseCoopers LLP, is responsible for expressing an opinion on the conformity of Cutera’s audited financial statements with accounting principles generally accepted in the United States.

In this context, the Audit Committee hereby reports as follows:

1. The Audit Committee has reviewed and discussed the audited financial statements for 2004 with Cutera’s management.

2. The Audit Committee has discussed with the independent registered public accounting firm the matters required to be discussed by SAS 61 (Codification of Statements on Auditing Standard, AU 380), SAS 99 (Consideration of Fraud in a Financial Statement Audit) and Securities and Exchange Commission rules discussed in Final Releases Nos. 33-8183 and 33-8183a.

3. The Audit Committee has received written disclosures and a letter from the independent registered public accounting firm, PricewaterhouseCoopers LLP, required by Independence Standards Board Standard No. 1 (Independence Standards Board Standard No. 1, “Independence Discussions with Audit Committee”) and has discussed with PricewaterhouseCoopers LLP their independence.

[1]	The material in this report is not deemed filed with the Securities and Exchange Commission and is not incorporated by reference in any filing of the Company under the Securities Act of 1933 or the Securities Exchange Act of 1934, whether made before or after the date of this proxy statement and irrespective of any general incorporation language in those filings.

4. Based on the review and discussion referred to above, the Audit Committee recommended to the Board, and the Board has approved, that the audited financial statements be included in Cutera’s Annual Report on Form 10-K for the fiscal year ended December 31, 2004.

The foregoing report is provided by the undersigned members of the Audit Committee.

W. Mark Lortz

Timothy J. O’Shea

Jerry P. Widman

REPORT OF THE COMPENSATION COMMITTEE2

The Compensation Committee of the Board of Directors is comprised solely of non-employee directors, as such term is defined in Rule 16b-3 under the Securities and Exchange Act of 1934, as amended. Each of our Compensation Committee members meets all applicable federal securities and Nasdaq National Market listing requirements to qualify as an independent director. The Compensation Committee operates pursuant to a written charter adopted by the Board of Directors, a copy of which is attached to this proxy statement, and has overall responsibility for executive compensation programs, policies and practices.

Compensation Philosophy

The Compensation Committee is responsible for ensuring that Cutera adopts and maintains responsible and responsive compensation programs for its officers and directors. Cutera operates in the competitive and rapidly changing environment of high technology- and medical device businesses. The Compensation Committee seeks to establish compensation policies that allow Cutera flexibility to respond to changes in its business environment. Our overall executive compensation philosophy is designed to enhance stockholder value. To meet this philosophy, we follow a set of guiding principals that requires us to provide competitive compensation to attract and retain highly qualified directors, officers and employees and to align the financial interest of the executive team with those of our stockholders through effective implementation of the compensation programs discussed below.

The Compensation Committee determines, together with the Board, the compensation levels for the Chief Executive Officer and the other executive officers based on competitive compensation opportunities, their relative contribution to the financial success of Cutera, and their personal performance. It is the Compensation Committee’s objective to have a substantial portion of each officer’s compensation contingent upon Cutera’s performance as well as upon his or her own level of performance. Accordingly, the compensation package for the chief executive officer and other executive officers is comprised of three elements: (i) base salary which reflects individual performance and is designed primarily to be competitive with salary levels in the industry, (ii) annual variable performance awards payable in cash and tied to Cutera’s achievement of financial performance targets and personal performance, and (iii) long-term stock-based incentive awards which strengthen the mutual interests of the executive officers and Cutera’s stockholders.

Compensation Program

In addition to determining general compensation policy and setting salaries, the Compensation Committee and the whole Board is also responsible for the administration of the 2004 Equity Incentive Plan, the 2004 Employee Stock Purchase Plan, and the 1998 Stock Plan. The Compensation Committee considers the total current and potential long-term compensation of each executive officer in establishing each element of compensation.

Base Salary. In setting compensation packages for executive officers, the Compensation Committee reviews compensation levels for comparable positions within our industry and other high technology and medical device companies. Individual executive officer base salary may vary depending on time in position, assessment of individual performance, salary relative to equity and critical nature of the position relative to our success.

[2]	The material in this report and under the caption “Performance Graph” are not “soliciting material,” and are not deemed filed with the Securities and Exchange Commission and is not incorporated by reference in any filing of the Company under the Securities Act of 1933 or the Securities Exchange Act of 1934, whether made before or after the date of this Proxy Statement and irrespective of any general incorporation language in those filings.

Discretionary Bonus Program. In addition to base salary compensation, Cutera has established a bonus program approved by the Board for executive officers and other personnel. Bonus opportunities under this program are based on individual and Company financial performance factors. Payments under this bonus program are made quarterly and only in the event that the Company has a quarterly operating profit before taxes and amortization of deferred stock-based compensation. The bonus payment to any employee is based on a number of specific criteria, including: the employee’s base salary; the Company’s revenue growth rate; the rate of operating profit before tax and amortization of stock based compensation; and the scope and importance of the individual’s participation to the Company.

Long-Term Incentives. Our 2004 Equity Incentive Plan provides for the issuance of options to our officers and employees to purchase shares of our common stock at an exercise price equal to the fair market value of such stock on the date of grant. Stock options are granted as a reward for past individual and corporate performance and as an incentive for future performance and are an essential component in aligning the interests of management and the stockholders. Cutera also has a 2004 Employee Stock Purchase Plan that provides employees with the opportunity to purchase shares of our common stock.

2004 Compensation for the Chief Executive Officer

Kevin P. Connor’s salary for 2004 was determined by the Compensation Committee and the Board based on an assessment of the current market and compensation for an executive of his level of experience and expertise in similar companies within the medical device and biotechnology industry, with consideration for past performance and anticipated future contribution.

Internal Revenue Code Section 162(m) and Limitations on Executive Compensation

Section 162(m) of the United States Internal Revenue Code of 1986, as amended, may limit our ability to deduct for United States federal income tax purposes compensation paid to either our Chief Executive Officer or to any four other highest paid executive officers in any one fiscal year that is, for each such person, in excess of $1,000,000. None of our executive officers received any such compensation in excess of this limit during fiscal year 2004.

Grants under the 2004 Equity Incentive Plan are not subject to the deduction limitation; however, in order to preserve our ability to deduct the compensation income associated with options granted to such executive officers pursuant to Section 162(m) of the Code, our 2004 Equity Incentive Plan provides that no optionee may be granted option(s) to purchase more than 500,000 shares of our common stock in any one fiscal year; provided in connection with any optionee’s initial service, an optionee may be granted an option to purchase up to 1,000,000 shares of our common stock in the fiscal year in which such optionee is hired.

The foregoing report is provided by the undersigned members of the Compensation Committee.

David B. Apfelberg

Guy P. Nohra

Jerry P. Widman

PROPOSAL ONE—ELECTION OF DIRECTORS

Classes of the Board of Directors

Our Amended and Restated Certificate of Incorporation provides that our Board shall be divided into three classes designated as Class I, Class II and Class III, respectively, with the classes of directors serving for staggered three-year terms. Our Board currently consists of eight directors, divided among the three classes as follows: two Class I directors, Kevin P. Connors and David A. Gollnick, whose terms expire at this meeting; three Class II directors, Timothy J. O’Shea, Guy P. Nohra and David B. Apfelberg, whose terms expire at our Annual Meeting of Stockholders to be held in 2006; and three Class III directors, W. Mark Lortz, Jerry P. Widman, and Annette J. Campbell-White, whose terms expire at our Annual Meeting of Stockholders to be held in 2007.

The names of the each member of the Board, the class in which they serve, their ages as of the Record Date, principal occupation and length of service on the Board is as follows:

Name	Term Expires	Age	Principal Occupation	Director Since
Class I Directors
Kevin P. Connors	2005	43	President and Chief Executive Officer	1998
David A. Gollnick	2006	41	Vice President of Research & Development	1998

Class II Directors
Timothy J. O’Shea (2)	2006	52	V.P. of Business Development, Boston Scientific Corporation	2004
Guy P. Nohra (1)	2006	45	Managing Director, Alta Partners	1999
David B. Apfelberg (1)	2007	63	Assistant Clinical Professor of Plastic Surgery, Stanford University Medical Center	1998

Class III Directors
Jerry P. Widman (1)(2)	2007	62	Former Chief Financial Officer, Ascension Health	2004
W. Mark Lortz (2)	2007	53	Former Chief Executive Officer, TheraSense, Inc.	2004
Annette J. Campbell-White	2007	58	Managing General Partner, MedVenture Associates I-IV	1998

(1)	Member of the Compensation Committee
(2)	Member of the Audit Committee

Director Nominees

The Board has nominated Kevin P. Connors and David A. Gollnick for re-election as Class I directors.

Kevin P. Connors has served as our President and Chief Executive Officer and as a member of our board of directors since our inception in August 1998. Mr. Connors also currently serves as a member of the board of directors of the Exploratorium in San Francisco. From May 1996 to June 1998, Mr. Connors served as President and General Manager of Coherent Medical Group, a unit of Coherent and manufacturer of lasers, optics and related accessories.

David A. Gollnick has served as our Vice President of Research and Development and as a member of our Board since our inception in August 1998. From June 1996 to July 1998, Mr. Gollnick was Vice President of Research and Development at Coherent Medical Group. Mr. Gollnick holds a B.S. in Mechanical Engineering from Fresno State University.

If elected, Messrs. Connors and Gollnick will hold office as Class I directors until our Annual Meeting of Stockholders to be held in 2008 or until their earlier death, resignation or removal.

Board of Directors’ Recommendation

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE FOR EACH OF THE TWO NOMINEES FOR CLASS I DIRECTOR LISTED ABOVE.

Directors Whose Terms Extend Beyond the 2005 Annual Meeting

Guy P. Nohra has served as a member of our Board since November 1999. Since February 1996, Mr. Nohra has been a managing director at Alta Partners, a venture partnership that invests in information technology and life science companies. Mr. Nohra currently serves as a director on the boards of several privately-held companies. Mr. Nohra holds a B.A. in History from Stanford University and an M.B.A. from the University of Chicago.

David B. Apfelberg, MD has served as a member of our board of directors since November 1998. Dr. Apfelberg has been an Adjunct Associate Professor of Plastic Surgery at the Stanford University Medical Center since 1980. Since 1987, Dr. Apfelberg has also been a consultant for individual entrepreneurs, venture capital companies and attorneys, with special expertise in the area of lasers in medicine. From June 1991 to May 2001, Dr. Apfelberg was Director of the Plastic Surgery Center in Atherton, California. Dr. Apfelberg holds both a B.M.S., Bachelor of Medical Science, and an M.D. from Northwestern University Medical School.

Jerry P. Widman has served as a member of our board of directors since March 2004. From 1982 to 2001, Mr. Widman served as the Chief Financial Officer of Ascension Health, a not-for-profit multi-hospital system. Mr. Widman also currently serves as a member of the board of directors and the audit committee of: ArthroCare Corporation, a publicly-traded medical device company; United Surgical Partners International, a publicly-traded ambulatory surgery centers company; the Trizetto Group, a publicly-traded information technology company in the healthcare industry. Mr. Widman is a member of the board of directors of two other privately-held companies in the healthcare industry. Mr. Widman holds a B.B.A. from Case Western Reserve University, an M.B.A. from the University of Denver, a J.D. from Cleveland State University, and is a Certified Public Accountant.

W. Mark Lortz has served as a member of our board of directors since June 2004. Mr. Lortz served as the Chairman, President and Chief Executive Officer of TheraSense until June of 2004 after its acquisition by Abbott Laboratories earlier in 2004. Prior to TheraSense, Mr. Lortz held several positions at LifeScan, including Vice President, Operations and Group Vice President, Worldwide Business Operations. Prior to LifeScan, Mr. Lortz has 18 years of experience with the General Electric Company in several divisions. Mr. Lortz is a member of the board of directors of IntraLase, a manufacturer of lasers for ophthalmology applications, and Neurometrix, a manufacturer of neurological diagnostic and therapeutic devices. Mr. Lortz serves on the board of directors of one other privately-held company in the healthcare industry. Mr. Lortz holds an MBA in Management from Xavier University and a BS in Engineering Science from Iowa State University.

Timothy J. O’Shea has served as a member of our board of directors since April 2004. Since joining Boston Scientific in 1981, he has served in a variety of management positions, including business development, corporate project management, international and domestic marketing and sales. Mr. O’Shea currently serves as a board member or observer on behalf of Boston Scientific for several private and public companies. Mr. O’Shea holds a B.A. in history from the University of Detroit.

Annette J. Campbell-White has served as a member of our board of directors since November 1998. Since May 1986, Ms. Campbell-White has been the Managing General Partner of MedVenture Associates I-V, which are venture partnerships investing primarily in early stage businesses in the healthcare field. Ms. Campbell-White currently serves on the boards of a number of privately-held companies. Ms. Campbell-White holds a B.S. in Chemical Engineering and an M.S. in Chemistry, both from the University of Cape Town, South Africa.

PROPOSAL TWO—RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Audit Committee of the Board has selected PricewaterhouseCoopers LLP as the independent registered public accounting firm to perform the audit of the Company’s consolidated financial statements for the fiscal year ending December 31, 2005. PricewaterhouseCoopers LLP audited the Company’s consolidated financial statements for the fiscal years 2001 through 2004. PricewaterhouseCoopers LLP is a registered public accounting firm.

The Board is asking the stockholders to ratify the selection of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for 2005. Although not required by law, by rules of Nasdaq, or the Company’s bylaws, the Board is submitting the selection of PricewaterhouseCoopers LLP to the stockholders for ratification as a matter of good corporate practice. Even if the selection is ratified, the Audit Committee in its discretion may select a different registered public accounting firm at any time during the year if it determines that such a change would be in the best interests of the Company and its stockholders.

Representatives of PricewaterhouseCoopers LLP are expected to be present at the meeting. They will have an opportunity to make a statement if they desire to do so and will be available to respond to appropriate questions from the Company’s stockholders.

Board of Directors’ Recommendation

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE FOR THE RATIFICATION OF THE SELECTION OF PRICEWATERHOUSECOOPERS LLP AS THE COMPANY’S INDEPENDENT AUDITORS FOR 2005.

Audit and Non-Audit Services

The Audit Committee is directly responsible for the appointment, compensation, and oversight of the Company’s independent registered public accounting firm. In addition to retaining PricewaterhouseCoopers LLP to audit the Company’s consolidated financial statements for 2004, the Audit Committee retained PricewaterhouseCoopers LLP to provide other auditing and advisory services in 2004. The Audit Committee understands the need for PricewaterhouseCoopers LLP to maintain objectivity and independence in its audits of the Company’s financial statements. The Audit Committee has reviewed all non-audit services provided by PricewaterhouseCoopers LLP in 2004 and has concluded that the provision of such services was compatible with maintaining PricewaterhouseCoopers LLP’s independence in the conduct of its auditing functions.

To help ensure the independence of the independent registered public accounting firm, the Audit Committee has adopted a policy for the pre-approval of all audit and non-audit services to be performed for the Company by its independent registered public accounting firm. Pursuant to this policy, all audit and non-audit services to be performed by the independent registered public accounting firm must be approved in advance by the Audit Committee. The Audit Committee may delegate to one or more of its members the authority to grant the required approvals, provided that any exercise of such authority is presented to the full Audit Committee at its next regularly scheduled meeting.

The aggregate fees incurred by the Company for audit and non-audit services in 2004 and 2003 were as follows:

Service Category	2004	2003
Audit Fees	$524,000	$509,000
Audit-Related Fees	—	—
Fees for Tax Services	6,000	$118,000
All Other Fees	4,000	—

Total	$534,000	$627,000

In the above table, in accordance with the SEC’s definitions and rules, “audit fees” are fees for professional services for the audit of a company’s financial statements included in the annual report on Form 10-K, for the review of a company’s financial statements included in the quarterly reports on Form 10-Q, and for services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements; “audit-related fees” are fees for assurance and related services that are reasonably related to the performance of the audit or review of a company’s financial statements; “fees for tax services” are fees for tax compliance, tax advice and tax planning; and “all other fees” are a subscription fee for a PricewaterhouseCoopers LLP online service used for accounting research purposes. Included in Audit Fees are fees that were billed and unbilled for the fiscal year’s audit. For fiscal years 2004 and 2003, audit fees include $284,000 and $63,000, respectively, for fees associated with our initial public offering.

EXECUTIVE OFFICERS AND EXECUTIVE COMPENSATION

Executive Officers and Senior Management

Set forth below is certain information concerning our named executive officers and other senior management of the Company as at the time of the Record Date.

Name	Age	Position(s)
Kevin P. Connors	43	President, Chief Executive Officer and Director
David A. Gollnick	41	Vice President of Research and Development and Director
Ronald J. Santilli	45	Chief Financial Officer and Vice President of Finance and Administration
Michael J. Levernier	43	Vice President of Clinical Development
John J. Connors	40	Vice President of North American Sales
Kathleen A. Maynor [1]	51	Vice President of Regulatory Affairs and Quality Assurance

[1]	Kathleen A. Maynor intends to resign her position in May 2005.

Further information with respect to Kevin P. Connors and David A. Gollnick is provided above under “Proposal One—Election of Directors.”

Ronald J. Santilli has served as our Chief Financial Officer and Vice President of Finance and Administration since September 2001. From April 2001 to August 2001, Mr. Santilli served as Senior Director of Financial Planning and Accounting at Lumenis, a manufacturer of medical lasers. From May 1993 to March 2001, Mr. Santilli held several positions at Coherent, including Sales Operations Manager, Controller of the Medical Group and, most recently, Director of Finance and Administration. Mr. Santilli holds a B.S. in Business Administration from San Jose State University and an M.B.A. in Finance from Golden Gate University.

Michael J. Levernier has served as our Vice President of Clinical Development since December 2001. From September 1998 to December 2001, Mr. Levernier served as our Director of Clinical Development. From June 1996 to September 1998, Mr. Levernier served as manager of the photorefractive development program at Coherent Medical Group. Mr. Levernier holds a B.S. in Electronic Engineering from California Polytechnic State University, San Luis Obispo and an M.S. in Electrical Engineering from Stanford University.

John J. Connors has served as our Vice President of North American Sales since April 2005. From February 2004 to April 2005, Mr. John Connors served as our Director of North American Sales. From February 2001 to February 2004, Mr. John Connors served as our Western Regional Sales Manager. From July 1999 to January 2001, Mr. John Connors served as a Sales Manager for Coherent Medical Group. Mr. John Connors holds a B.S. in Economics from Miami University.

Kathleen A. Maynor serves as our Vice President of Regulatory Affairs and Quality Assurance since August 2001. From November 1997 to August 2001, Ms. Maynor served as Vice President of Regulatory, Quality and Clinical of Coherent Medical Group. From January 1997 to November 1997, Ms. Maynor served as the Regulatory and Quality Assurance Manager of Cavro, Inc., a manufacturer of medical pumps and robots. Ms. Maynor holds a B.A. in Natural Sciences, Chemistry from the University of South Florida and a J.D. from Lincoln University School of Law.

Summary Compensation Table

The following table sets forth summary compensation information for 2004, 2003 and 2002 for the Company’s Chief Executive Officer and each of the four other most highly compensated executive officers of the Company who were serving in such capacities as of December 31, 2004. Except as provided below, none of our named executive officers received any other compensation required to be disclosed by law or in excess of 10% of their total annual compensation.

		Annual Compensation					Long-Term Compensation Awards
Name and Principal Position	Year	Salary ($)		Bonus ($)		Other Annual Compensation	Restricted Stock Awards ($)	Number of Shares Underlying Options (#)	All Other Compensation ($)
Kevin P. Connors President and Chief Executive Officer	2004 2003 2002	$ $ $	247,485 224,437 213,529	$ $ $	85,408 86,424 76,790	— — —	— — —	— 40,000 40,000		— — —

David A. Gollnick Vice President Research and Development	2004 2003 2002	$ $ $	149,770 144,271 140,090	$ $ $	42,381 69,476 49,137	— — —	— — —	10,000 20,000 23,125		— — —

Ronald J. Santilli Vice President, Finance and Administration and Chief Financial Officer	2004 2003 2002	$ $ $	148,050 146,544 142,280	$ $ $	41,226 72,972 49,545	— — —	— — —	10,000 50,000 23,125		— — —

Kathleen A. Maynor Vice President of Regulatory Affairs and Quality Assurance	2004 2003 2002	$ $ $	136,495 132,616 128,124	$ $ $	37,462 68,613 47,686	— — —	— — —	10,000 20,000 18,500		— — —

Michael J. Levernier Vice President of Clinical Development	2004 2003 2002	$ $ $	129,682 126,647 122,982	$ $ $	27,226 51,171 38,830	— — —	— — —	10,000 20,000 13,875		— — —

John J. Connors(1) Vice President of North American Sales	2004 2003 2002	$ $ $	98,438 76,832 56,725	$ $ $	44,502 36,743 50,088	— — —	— — —	33,000 20,000 4,163	$ $ $	173,201 152,701 205,359	(2) (2) (2)

(1)	John J. Connors served as our Director of North American Sales until April 2005 and was not a named executive officer of the Company on December 31, 2004.
(2)	Consists of sales commissions.

Option Grants in 2004

The table below sets forth information concerning the stock options grants in 2004 to the executive officers named in the Summary Compensation Table and the potential realizable value of such stock options at assumed annual rates of stock price appreciation for the ten-year terms thereof.

	Individual Grants
Name	Number of Securities Underlying Options Granted (#)	% of Total Options Granted to Employees in Fiscal Year(1)	Exercise Price ($/Sh)	Expiration Date	Potential Realizable Value at Assumed Annual Rates of Stock Price Appreciation for Option Term ($)
					5%	10%
Kevin P. Connors	—	—	—	—	—	—

David A. Gollnick	10,000	1%	$13.30	July 20, 2014	$83,643	$211,968

Ronald J. Santilli	10,000	1%	$13.30	July 20, 2014	$83,643	$211,968

Michael J. Levernier	10,000	1%	$13.30	July 20, 2014	$83,643	$211,968

Kathleen A. Maynor	10,000	1%	$13.30	July 20, 2014	$83,643	$211,968

Stock Option Exercises and Values for 2004

The table below sets forth information concerning the number of stock options exercised in 2004 and the value realized upon their exercise by the executive officers named in the Summary Compensation Table and the number and value of their unexercised stock options at December 31, 2004.

Name	Shares Acquired Upon Exercise (#)	Value Realized ($)	Number of Securities Underlying Unexercised Options At December 31, 2004 (#)		Value of Unexercised In-the-Money Options at December 31, 2004 ($)(1)
			Exercisable	Unexercisable	Exercisable	Unexercisable
Kevin P. Connors	—	—	885,000	45,000	$10,704,000	$380,000

David A. Gollnick	70,000	$971,000	397,429	34,096	$4,777,871	$203,911

Ronald J. Santilli	—	—	146,954	76,171	$1,070,183	$513,098

Michael J. Levernier	—	—	246,110	29,165	$2,952,079	$160,670

Kathleen A. Maynor	15,000	$101,005	95,730	47,770	$769,356	$307,019

(1)	The fair market value of a share of our common stock at the close of business on December 31, 2004, was $12.50.

Employment Agreements

Each of our named executive officers signed an offer letter before commencing their employment with us. The offer letters and certain related documents set forth each officer’s:

•	position and title,

•	salary and other compensation,

•	health benefits,

•	option grant and vesting schedule, and

•	obligation to abide by confidentiality provisions.

Additionally, each offer letter and certain related documents state that employment with us is at-will and may be terminated by either party at any time with or without notice or cause.

Equity Compensation Plan Information

The following table provides certain information with respect to the Company’s equity compensation plans in effect as of December 31, 2004.

Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights (a)	Weighted-average exercise price of outstanding options, warrants and rights (b)	Number of securities remaining available for issuance under equity compensation plans (excluding securities reflected in column (a)) (c)
Equity compensation plans approved by stockholders:	3,948,428	$4.39	1,497,392
Equity compensation plans not approved by security holders	—	—	—

Total	3,948,428	$4.39	1,497,392

STOCK PERFORMANCE GRAPH

The following graph compares the cumulative total stockholder return on our common stock with the cumulative total return of the Nasdaq Market, U.S. Index (“Nasdaq U.S. Index”) and the Nasdaq Medical Equipment Index for the period beginning on March 31, 2004, our first day of trading after our initial public offering, and ending on December 31, 2004.

COMPARISON OF 9 MONTH CUMULATIVE TOTAL RETURN*

AMONG CUTERA, INC., THE NASDAQ STOCK MARKET (U.S.) INDEX

AND THE NASDAQ MEDICAL EQUIPMENT INDEX

*	The graph assumes that $100 was invested on March 31, 2004 in our common stock, the Nasdaq U.S. Index and the Nasdaq Medical Equipment Index, and that all dividends were reinvested. No dividends have been declared or paid on our common stock. Stock performance shown in the above chart for the common stock is historical and should not be considered indicative of future price performance. This graph was prepared by Research Data Group, Inc.

OTHER MATTERS

We are not aware of any other business to be presented at the meeting. As of the date of this proxy statement, no stockholder had advised us of the intent to present any business at the meeting. Accordingly, the only business that our Board of Directors intends to present at the meeting is as set forth in this proxy statement.

If any other matter or matters are properly brought before the meeting, the proxies will use their discretion to vote on such matters in accordance with their best judgment.

By order of the Board of Directors,

Kevin P. Connors

President and Chief Executive Officer

Brisbane, California

May 10, 2005

APPENDIX A

CHARTER FOR THE AUDIT COMMITTEE

OF THE BOARD OF DIRECTORS

OF

CUTERA, INC.

(a Nasdaq-Listed Company)

(as adopted on January 13, 2004)

I. PURPOSE

This Charter (“Charter”) governs the operations of the Audit Committee of the Board of Directors (the “Audit Committee” or the “Committee”) of Cutera, Inc. (the “Company”). The purpose of the Audit Committee shall be to:

•	Oversee the accounting and financial reporting processes of the Company and audits of the financial statements of the Company;

•	Assist the Board of Directors of the Company (the “Board”) in oversight and monitoring of (i) the integrity of the Company’s financial statements, (ii) the Company’s financial reporting process, (iii) the Company’s compliance with legal and regulatory requirements under applicable securities law, (iv) the independent auditors’ qualifications, independence and performance, and (v) the Company’s systems of internal accounting and financial controls;

•	Prepare a report in the Company’s annual proxy statement in accordance with the rules of the Securities and Exchange Commission (the “SEC”);

•	Provide the Board with the results of its monitoring and recommendations derived therefrom; and

•	Provide to the Board such additional information and materials as it may deem necessary to make the Board aware of significant financial matters that come to its attention and that require the attention of the Board.

The Committee will cooperate with the independent auditors and management of the Company to maintain free and open communication between the Committee, independent auditors, and management of the Company. In addition, the Committee will undertake those specific duties and responsibilities listed below and such other duties as the Board may from time to time prescribe.

II. MEMBERSHIP

The Audit Committee members will be appointed by, and will serve at the discretion of, the Board of Directors. The Committee will consist of at least three members of the Board of Directors. Members of the Committee must meet the following criteria (as well as any criteria required by the SEC):

•	Each member will be an independent director, as defined in (i) NASDAQ Rule 4200 and (ii) the rules of the SEC, and (iii) must not have participated in the preparation of the financial statements of the Company at any time during the last three years and (iv) must be free from any relationship that, in the opinion of the Board, would interfere with the exercise of his or her independent judgment as a member of the Committee;

•	Each member will be able to read and understand fundamental financial statements in accordance with the NASDAQ National Market Audit Committee requirements; and

•

At least one member will be an “audit committee financial expert” as defined by the SEC and the Company shall disclose the name of such audit committee financial expert and whether such person is independent of management in the Company’s Annual Report on Form 10-K; provided, however, in the event there is not at least one member who is an “audit committee financial expert financial expert” as defined by the SEC, then the Committee shall direct the Company to disclose this fact in the Company’s Annual Report on Form 10-K and explain why there is no such expert.

The members of the Audit Committee shall be elected by the Board to serve until their successors shall be duly elected and qualified or until their earlier resignation. Unless a Chairperson of the Audit Committee is elected by the Board, the members of the Audit Committee may designate a Chairperson by majority vote of the Audit Committee.

III. RESPONSIBILITIES

The primary responsibility of the Audit Committee is to oversee the Company’s financial reporting process on behalf of the Board and report the results of their activities to the Board. Management is responsible for the preparation, presentation, and integrity of the Company’s financial statements and for the appropriateness of the accounting principles and reporting policies that are used by the Company. The Company’s independent auditors are responsible for auditing the Company’s financial statements and for reviewing the Company’s unaudited interim financial statements.

The responsibilities of the Audit Committee shall include:

•	The sole and exclusive authority for the appointment, compensation, retention, termination, compensation and oversight of the work of the independent auditors (including the determination of appropriate qualifications of the independent auditors and the resolution of disagreements between management and the auditors regarding financial reporting) for the purpose of preparing or issuing an audit report or related work;

•	Pre-approving audit and non-audit services provided to the Company by the independent auditors (or subsequently approving non-audit services in those circumstances where a subsequent approval is necessary and permissible);

•	Reviewing on a continuing basis the adequacy of the Company’s system of internal controls, including meeting periodically with the Company’s management and the independent auditors to review the adequacy of such controls and to review before release the disclosure regarding such system of internal controls required under SEC rules to be contained in the Company’s periodic filings and the attestations or reports by the independent auditors relating to such disclosure;

•	Reviewing and providing guidance with respect to the external audit and the Company’s relationship with its independent auditors by:

(i) reviewing the independent auditors’ proposed scope and approach for their audit and quarterly reviews for the current year;

(ii) obtaining quarterly representations from the independent auditors regarding relationships and services with the Company that may impact independence, and to the extent there are such relationships, monitoring and investigating them;

(iii) reviewing the auditors’ independence, including obtaining an annual written communication delineating all the independent auditors’ relationships and professional services as required by Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees, actively engaging in a dialogue with the auditors with respect to any disclosed relationships or services that may impact the objectivity and independence of the auditor and presenting this statement to the Board of Directors and taking or recommending to the Board appropriate action to oversee the independence of the independent auditors;

(iv) reviewing the independent auditors’ peer review conducted every three years;

(v) discussing with the Company’s independent auditors the financial statements and audit findings, including any significant adjustments, management judgments and accounting estimates, significant new accounting policies and disagreements with management and any other matters described in SAS No. 61, as may be modified or supplemented; and

(vi) reviewing reports submitted to the Audit Committee by the independent auditors in accordance with the applicable SEC requirements;

•	Directing the Company’s independent auditors to review (before filing with the SEC) the Company’s interim financial statements included in Quarterly Reports on Form 10-Q, using professional standards and procedures for conducting such reviews;

•	Reviewing (before release) the unaudited quarterly operating results in the Company’s quarterly earnings release;

•	Reviewing the interim financial statements and disclosures under Management’s Discussion and Analysis of Financial Condition and Results of Operations with management and the independent auditors prior to the filing of the Company’s Quarterly Report on Form 10-Q. Also, the Committee shall discuss the results of the quarterly review and any other matters required to be communicated to the Committee by the independent auditors under generally accepted auditing standards;

•	Reviewing with management and the independent auditors the financial statements and disclosures under Management’s Discussion and Analysis of Financial Condition and Results of Operations to be included in the Company’s Annual Report on Form 10-K (or the annual report to shareholders if distributed prior to the filing of Form 10-K). Also, the Committee shall discuss the results of the annual audit and any other matters required to be communicated to the Committee by the independent auditors under generally accepted auditing standards;

•	Discussing quarterly with the independent auditors the critical policies and practices of the Company, and any alternative treatments of financial information within generally accepted accounting principles that have been discussed with management, together with the independent auditors’ judgments about the quality and appropriateness of the Company’s accounting principles as applied in its financial reporting;

•	Overseeing compliance with the requirements of the SEC for disclosure of auditor’s services and Audit Committee members, member qualifications and activities;

•	Conducting a post-audit review of the financial statements and audit findings, including any significant suggestions for improvements provided to management by the independent auditors;

•	Reviewing management’s monitoring of compliance with the Company’s standards of business conduct and with the Foreign Corrupt Practices Act;

•	Reviewing, approving and monitoring the Company’s code of ethics for its senior financial officers;

•	Reviewing, in conjunction with counsel, any legal matters that could have a significant impact on the Company’s financial statements;

•	Providing oversight and review (at least annually) of the Company’s risk management policies, including its investment policies;

•	Reviewing and approving in advance any proposed related party transactions;

•	If necessary, instituting special investigations with full access to all books, records, facilities and personnel of the Company;

•	As appropriate, obtaining advice and assistance from outside legal, accounting or other advisors and to determine appropriate funding for such advisors;

•	Determine appropriate funding for the independent auditors and ordinary administrative expenses for the Committee;

•	Reviewing its own Charter, structure, processes and membership requirements;

•	Providing a report in the Company’s proxy statement in accordance with the rules and regulations of the SEC; and

•	Establishing procedures for receiving, retaining and treating complaints received by the Committee regarding accounting, internal accounting controls or auditing matters and procedures for the confidential, anonymous submission by employees of concerns regarding questionable accounting or auditing matters.

IV. MEETINGS

The Audit Committee shall meet at least four times annually, or more frequently as circumstances may require.

In order to foster open communication, the Audit Committee will meet separately or together with the Chief Executive Officer, the Chief Financial Officer of the Company and the Controller (or Assistant Controller) of the Company at such times as are appropriate to review the financial affairs of the Company. The Committee will meet separately with the independent auditors of the Company, at such times as it deems appropriate, but not less than quarterly, to fulfill the responsibilities of the Committee under this Charter.

V. MINUTES:

The Audit Committee will maintain written minutes of its meetings, which minutes will be filed with the minutes of the meetings of the Board of Directors.

VI. REPORTS:

In addition to presenting the report in the Company’s proxy statement in accordance with the rules and regulations of the SEC, the Audit Committee will summarize its examinations and recommendations to the Board of Directors as may be appropriate, consistent with the Committee’s charter.

VII. COMPENSATION:

Members of the Audit Committee may not receive any compensation from the Company except the fees that they receive for service as a member of the Board of Directors or any committee thereof.

VIII. DELEGATION OF AUTHORITY:

The Audit Committee may delegate to one or more designated members of the Committee the authority to pre-approve audit and permissible non-audit services, provided such pre-approval decision is presented to the full Committee at its scheduled meetings.

APPENDIX B

CHARTER FOR THE COMPENSATION COMMITTEE

OF THE BOARD OF DIRECTORS

OF

CUTERA, INC.

(as adopted on January 13, 2004)

PURPOSE:

The purpose of the Compensation Committee established pursuant to this charter is to review and make recommendations to the Board of Directors regarding compensation to be provided to the Company’s directors, officers and employees and to make grants under and otherwise administer the Company’s 1998 Stock Plan, 2004 Equity Incentive Plan, 2004 Employee Stock Purchase Plan and any other equity compensation plans adopted by the Board. The Compensation Committee has the authority to undertake the specific duties and responsibilities listed below and will have the authority to undertake such other specific duties as the Board of Directors from time to time prescribes.

STATEMENT OF PHILOSOPHY:

The philosophy of the Compensation Committee is to provide competitive compensation in order to attract and retain highly qualified directors, officers and employees.

MEMBERSHIP:

The Compensation Committee shall consist of a minimum of two (2) Non-employee Directors (as such term is defined in Rule 16b-3(b)(3)(i) of the Securities Exchange Act of 1934, as amended). In addition, the Compensation Committee members shall be “outside directors” within the meaning of Section 162(m) of the Internal Revenue Code of 1986, as amended (the “IRC”).

The Compensation Committee members shall be appointed by and serve at the discretion of the Board of Directors.

RESPONSIBILITIES:

The responsibilities of the Compensation Committee include:

(i) Reviewing and making recommendations to the Board of Directors regarding the compensation policies for executive officers and directors of the Company, and such other officers of the Company as directed by the Board of Directors;

(ii) Reviewing and making recommendations to the Board of Directors regarding all forms of compensation to be provided to the executive officers and directors of the Company;

(iii) Reviewing and making recommendations to the Board of Directors regarding general compensation goals and guidelines for the Company’s employees and the criteria by which bonuses and stock compensation awards to the Company’s employees are determined;

(iv) Acting as Administrator of the Company’s 1998 Stock Plan, 2004 Equity Incentive Plan, 2004 Employee Stock Purchase Plan, and any other equity compensation plans adopted by the Board of Directors (the “Plans”) within the authority delegated by the Board of Directors. In its administration of the Plans, the Compensation Committee may, (1) grant stock options or stock purchase rights to individuals eligible for such grants (including grants to individuals subject to Section 16 of the Securities Exchange Act of 1934, as amended, in compliance with Rule 16b-3 thereunder), (2) amend such stock options or stock purchase rights, and (3) take all other actions permitted under the Plans;

B-1

(v) Reviewing and making recommendations to the Board of Directors with respect to amendments to the Plans and changes in the number of shares reserved for issuance thereunder;

(vi) Reviewing and making recommendations to the Board of Directors regarding other plans that are proposed for adoption or adopted by the Company for the provision of compensation to employees of, directors of and consultants to the Company;

(vii) Preparing a report to be included in the Company’s proxy statement that describes: (a) the criteria on which compensation paid to the Chief Executive Officer for the last completed fiscal year is based, (b) the relationship of such compensation to the Company’s performance, (c) the Compensation Committee’s executive compensation policies applicable to executive officers, and (d) the Company’s policies with respect to the $1 million deduction limit for certain executive compensation imposed by Section 162(m) of the IRC; and

(viii) Authorizing the repurchase of shares from terminated employees pursuant to applicable law. In addition, at its discretion, the Compensation Committee shall have the authority to designate a Non-Officer Stock Option Committee with the authority to grant options or stock purchase rights to each new non-officer employee of the Company. Such committee shall consist of a minimum of one (1) member of the Company’s Board of Directors, who may be the Chief Executive Officer. If designated, the Non-Officer Stock Option Committee will establish its own schedule and maintain written minutes of its meetings, which minutes will be filed with the minutes of the meetings of the Board of Directors.

MEETINGS:

It is anticipated that the Compensation Committee will meet at least twice each year. However, the Compensation Committee may establish its own schedule, which it will provide to the Board of Directors in advance. At a minimum of one of such meeting annually, the Compensation Committee will consider stock plans, performance goals and incentive awards, and the overall coverage and composition of the compensation package.

MINUTES:

The Compensation Committee will maintain written minutes of its meetings, which minutes will be filed with the minutes of the meetings of the Board of Directors.

REPORTS:

The Compensation Committee will provide written reports to the Board of Directors of the Company regarding recommendations of the Compensation Committee submitted to the Board of Directors for action, and copies of the written minutes of its meetings.

B-2

Proxy—Cutera, Inc.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF CUTERA, INC.

2005 ANNUAL MEETING OF STOCKHOLDERS

The undersigned stockholder of Cutera, Inc., a Delaware corporation, hereby acknowledges receipt of the Notice of Annual Meeting of Stockholders and Proxy Statement each dated May 10, 2005 and hereby appoints Kevin Connors (our President and Chief Executive Officer) and Ronald J. Santilli (our Chief Financial Officer and Vice President of Finance and Administration), each as proxy and attorney-in-fact, with full power of substitution, on behalf and in the name of the undersigned to represent the undersigned at the 2005 Annual Meeting of Stockholders of Cutera, Inc. to be held on June 8, 2005 at 12:00 p.m., local time, at Cutera’s offices located at 3240 Bayshore Blvd., Brisbane, California 94005-1021, and at any postponement or adjournment thereof, and to vote all shares of common stock which the undersigned would be entitled to vote if then and there personally present, on the matters set on the reverse side.

THIS PROXY WILL BE VOTED AS DIRECTED OR, IF NO CONTRARY DIRECTION IS INDICATED, WILL BE VOTED AS FOLLOWS: (1) FOR THE ELECTION OF THE NOMINATED CLASS I DIRECTORS; (2) FOR THE RATIFICATION OF THE APPOINTMENT OF PRICEWATERHOUSECOOPERS LLP AS INDEPENDENT AUDITORS AND AS THE PROXY HOLDERS DEEM ADVISABLE ON SUCH OTHER MATTERS AS MAY COME BEFORE THE MEETING.

PLEASE SIGN, DATE AND PROMPTLY RETURN THIS PROXY IN THE ENCLOSED RETURN ENVELOPE, WHICH IS POSTAGE PREPAID IF MAILED IN THE UNITED STATES.

SEE REVERSE SIDE

MMMMMMMMMMMM

Cutera Inc.

000000000.000 ext 000000000.000 ext 000000000.000 ext MR A SAMPLE 000000000.000 ext

DESIGNATION (IF ANY) 000000000.000 ext

ADD 1 000000000.000 ext ADD 2 000000000.000 ext

ADD 3 ADD 4 ADD 5

ADD 6 C 1234567890 J N T

Mark this box with an X if you have made changes to your name or address details above.

Annual Meeting Proxy Card

A Election of Directors

1. The Board of Directors recommends a vote FOR the listed nominees.

Class I Nominees:

For Withhold

01—Kevin P. Connors

02—David Gollnick

B Proposal

The Board of Directors recommends a vote FOR the following proposal.

For Against Abstain

2. Proposal to ratify the appointment of

PricewaterhouseCoopers LLP as our independent registered public accounting firm of the Company for the fiscal year ending December 31, 2005.

C Authorized Signatures—Sign Here—This section must be completed for your instructions to be executed.

PLEASE SIGN EXACTLY AS YOUR NAME APPEARS HEREON. IF THE STOCK IS REGISTERED IN THE NAME OF TWO OR MORE PERSONS, EACH SHOULD SIGN. EXECUTORS, ADMINISTRATORS, TRUSTEES, GUARDIANS AND ATTORNEYS-IN-FACT SHOULD ADD THEIR TITLES. IF SIGNER IS A CORPORATION, PLEASE GIVE FULL CORPORATE NAME AND HAVE A DULY AUTHORIZED OFFICER SIGN, STATING TITLE. IF SIGNER IS A PARTNERSHIP, PLEASE SIGN IN PARTNERSHIP NAME BY AUTHORIZED PERSON.

NOTE: This Proxy should be marked, signed by the stockholder(s) exactly as his or her name appears hereon, and returned promptly in the enclosed envelope. Persons signing in a fiduciary capacity should so indicate. If shares are held by joint tenants or as community property, both should sign.

Signature 1—Please keep signature within the box Signature 2—Please keep signature within the box Date (mm/dd/yyyy)

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1 U P X H H H P P P P 005352

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